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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

1)       Title of each class of securities to which transaction applies: _______
         _______________________________________________________________________

2)       Aggregate number of securities to which transaction applies: __________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________
         _______________________________________________________________________

4)       Proposed maximum aggregate value of transaction: ______________________

5)       Total fee paid: _______________________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid: _______________________________________________

2)       Form, Schedule or Registration Statement No.: _________________________
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3)       Filing Party: _________________________________________________________

4)       Date Filed: ___________________________________________________________

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                                              NATIONWIDE MUTUAL FUNDS

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Hello. My name is ____. May I please speak with ___? I'm calling on behalf of your current investment in Nationwide
___ Fund. Briefly, I wanted to be sure you received a proxy card for the annual meeting of shareholders to be held on
July 26, 2000. Has that arrived?
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               |                                                                               |
              YES                                                                              NO
               |                                                                               |

-----------------------------------------                                       ----------------------------------------------
Have you had a chance to return that yet?                                          I'd like to mail you another proxy card.
-----------------------------------------                                          Do you live at (check address)? I'll mail
     |                        |                                                    that today.
     |                        |                                                 ----------------------------------------------
    YES                       NO   ----------------------------------------------------                                       |
     |                                                                                 |                                      |
   ------------------------------------------                                          |                                      |
   For whatever reason, that vote is not yet                                    ------------------------------------          |
   registered. Would you like to place a vote                                   Did you know that you can vote your           |
   right now over the telephone?                                                shares over the telephone instead of          |
   ------------------------------------------                                   returning the card?                           |
          |                   |                                                 ------------------------------------          |
          |                   |                                                           |              |                    |
         YES                  NO --------------------------------                         |              |                    |
          |                                                      |                       YES             NO                   |
------------------------------------------------                 |         ----------------------------------------------     |
Would you like to register a vote along with the                 |         Would you be interested in casting a vote now?     |
recommendations of the Board of Trustees?                        |         ----------------------------------------------     |
------------------------------------------------                 |                   |                        |               |
     |                   |                                       |                  YES                       NO -----------  |
     |                   |                                       |                   |                                      | |
    YES                  NO ------------------------------       |              ---------------------------------------     | |
     |                                                    |      |              Would you like to register a vote along     | |
     |                                                    |      |              with the recommendations of the Board?      | |
     ---------------------------                          |      |              ---------------------------------------     | |
     I am recording your ___                              |      |                   |                        |             | |
     vote and will send you a    ---------------------------------------------------YES                       NO            | |
     printed confirmation to                              |      |                                            |             | |
     (address). For confirmation                          |      |              ---------------------------------------     | |
     purposes, may I have the                              -------------------- Would you like to review the proposals?     | |
     city, state and zip that                                    |              ---------------------------------------     | |
     we'll be mailing your                                       |                        |                   |             | |
     confirm to?                 ------------------------------------------------------YES(BRIEFLY)           NO            | |
     ---------------------------                                 |                                            |             | |
          |              |                                       |                                            |             | |
         YES             NO                                      |              -----------------------------------------   | |
          |              |                                       |              If you could return your vote in the mail   | |
          |              |                                       |              or phone it in, it would be appreciated. ---  |
          |              |                                       |              -----------------------------------------     |
          |              |                                       |                   |                                        |
          |              |                                       |                   |                                        |
       -------------------------------------------------------------------------------------------------------------          |
                                   Thank you for your time and have a good ______.                                   ---------
       -------------------------------------------------------------------------------------------------------------

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MACHINE MESSAGE:    This message is to remind you that the annual meeting of Nationwide __ Fund is scheduled for July
                    26, 2000. To quickly vote your shares over the telephone, simply call (877) 499-7412. When calling please refer to record #____. Representatives are available until 11:00 p.m. Eastern Time and will be happy to assist. Your vote is important! Thank you.
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